Exhibit 10.23

EXECUTION VERSION

AMENDMENT NO. 6 TO SENIOR

SECURED TERM LOAN CREDIT AGREEMENT

This AMENDMENT NO. 6 (this “Amendment”) with respect to the Senior Secured Term Loan Credit Agreement, dated as of May 10, 2012 (as amended by that certain Amendment No. 1 to Senior Secured Term Loan Credit Agreement, dated as of February 13, 2013, that certain Amendment No. 2 to Senior Secured Term Loan Credit Agreement, dated as of March 15, 2013, that certain Amendment No. 3 to Senior Secured Term Loan Credit Agreement, dated as of October 9, 2013, that certain Amendment No. 4 to Senior Secured Term Loan Credit Agreement, dated as of April 30, 2014, that certain Amendment No. 5 to Senior Secured Term Loan Credit Agreement, dated as of March 5, 2015 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), is made as of March 5, 2015, among THL CREDIT, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party to the Credit Agreement as lenders (the “Lenders”), ING CAPITAL LLC (“ING”), as administrative agent for the Lenders under the Credit Agreement (in such capacity, together with its successors in such capacity, the “Administrative Agent”), and THL CREDIT HOLDINGS, INC., a Delaware corporation (“THLH”), THL CORPORATE FINANCE LLC, a Delaware limited liability company (“THLFL”), THL Corporate Finance, Inc., a Delaware corporation (“THLFI”), THL Credit YP Holdings LLC, a Delaware limited liability company (“THLYPL”), THL Credit YP Holdings Inc., a Delaware corporation (“THLYPI”) and THL Credit AIM Media Holdings Inc., a Delaware corporation (together with THLH, THLFL, THLFI, THLYPL and THLYPI, the “Subsidiary Guarantors”, and together with the Borrower, the “Obligors”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as amended hereby).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have made certain loans and other extensions of credit to the Borrower; and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement and the Lenders signatory hereto and the Administrative Agent have agreed to do so on the terms and subject to the conditions contained in this Amendment.

NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION I AMENDMENT TO CREDIT AGREEMENT

Effective as of the Effective Date (as defined below), and subject to the terms and conditions set forth below, the Credit Agreement is hereby amended as follows:

(a) Section 6.05(c) of the Credit Agreement is hereby amended by deleting the word “and” directly following the semicolon therein;

(b) Section 6.05(d) of the Credit Agreement is hereby amended by deleting the period at the end of such section, replacing it with a semicolon and adding the word “and” directly following the semicolon; and

(c) Section 6.05 of the Credit Agreement is hereby amended by adding the following Section 6.05(e) thereto:

“(e) the Borrower may make Restricted Payments to repurchase or redeem Equity Interests of the Borrower up to an aggregate amount equal to $25,000,000, so long as on the date of such Restricted Payment and after giving effect thereto:

(1) no Default shall have occurred and be continuing;

(2) prior to and immediately after giving effect to such Restricted Payment, the Covered Debt Amount does not exceed 85% of the Collateral Base; and

(3) prior to and immediately after giving effect to such Restricted Payment, the Borrower is in pro forma compliance with each of the covenants set forth in Sections 6.07(a), (b), (d) and (e) hereof.”

SECTION II MISCELLANEOUS

2.1. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date (the “Effective Date”) on which the Borrower and each Subsidiary Guarantor party hereto have satisfied each of the following conditions precedent (unless a condition shall have been waived in accordance with Section 9.02 of the Credit Agreement):

(a) Documents. The Administrative Agent shall have received each of the following documents, each of which shall be reasonably satisfactory to the Administrative Agent (and to the extent specified below to each Lender) in form and substance:

(1) Executed Counterparts. From each party hereto either (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission or electronic mail of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.

(2) Revolving Amendment No. 7. The Amendment No. 7, dated as of the date hereof, with respect to the Senior Secured Revolving Credit Agreement, dated as of March 11, 2011 (as amended by the Amendment No. 1, dated as of May 10, 2012, Amendment No. 2, dated as of February 13, 2013, Amendment No. 3, dated as of March 15, 2013, Amendment No. 4, dated as of October 9, 2013, Amendment No. 5, dated as of April 30, 2014, Amendment No. 6, dated as of March 5, 2015 and as further amended, restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”), among the Borrower, the Subsidiary Guarantors, the lenders party thereto and ING, as administrative agent for the lenders under the Revolving Credit Agreement, duly executed and delivered by each of the parties thereto.

(3) Officer’s Certificate. A certificate, dated the Effective Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions set forth in Sections 2.1(b), (c), (e) and (f) of this Amendment.

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(b) Consents. The Borrower shall have obtained and delivered to the Administrative Agent certified copies of all consents, approvals, authorizations, registrations, or filings (other than any filing required under the Exchange Act or the rules or regulations promulgated thereunder, including, without limitation, any filing required on Form 8-K) required to be made or obtained by the Borrower and all guarantors in connection with this Amendment, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired and no investigation or inquiry by any Governmental Authority regarding the Amendment or any transaction being financed with the proceeds of the Loans shall be ongoing.

(c) No Litigation. There shall not exist any action, suit, investigation, litigation or proceeding or other legal or regulatory developments pending or threatened in any court or before any arbitrator or Governmental Authority that relates to the Amendment or that could have a Material Adverse Effect.

(d) [Intentionally Omitted].

(e) Default. No Default or Event of Default shall have occurred and be continuing under the Credit Agreement or under any Material Indebtedness immediately before and after giving effect to the Amendment, any incurrence of Indebtedness under the Credit Agreement and the use of the proceeds thereof on a pro forma basis.

(f) Financial Covenants. The Borrower is in pro forma compliance with each of the covenants set forth in Section 6.07 of the Credit Agreement at the time of the Effective Date.

(g) Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent may reasonably request in form and substance satisfactory to the Administrative Agent.

The contemporaneous exchange and release of executed signature pages by each of the Persons contemplated to be a party hereto shall render this Amendment effective and any such exchange and release of such executed signature pages by all such persons shall constitute satisfaction or waiver (as applicable) of any condition precedent to such effectiveness set forth above.

2.2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the Effective Date and after giving effect to this Amendment:

(a) This Amendment has been duly authorized, executed and delivered by the Borrower and each Subsidiary Guarantor party hereto, and constitutes a legal, valid and

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binding obligation of the Borrower and each Subsidiary Guarantor party hereto enforceable in accordance with its terms. The Credit Agreement, as amended by the Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms.

(b) The representations and warranties set forth in Article 3 of the Credit Agreement as amended by this Amendment and the representations and warranties in each other Loan Document are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct is all respects) on and as of the Effective Date or as to any such representations and warranties that refer to a specific date, as of such specific date, with the same effect as though made on and as of the Effective Date.

(c) No Default or Event of Default has occurred or is continuing under the Credit Agreement.

2.3. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

2.4. Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees, charges and disbursements of legal counsel to the Administrative Agent, (but excluding, for the avoidance of doubt, the allocated costs of internal counsel).

2.5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

2.6. Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.07, 9.09, 9.10 and 9.12 of the Credit Agreement are hereby incorporated by reference with respect to Section I.

2.7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the Borrower or the Subsidiary Guarantors under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be

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effective only with respect to the provisions amended herein of the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference in any other Loan Document shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document.

2.8. Consent and Affirmation. Without limiting the generality of the foregoing, by its execution hereof, each of the Borrower and the Subsidiary Guarantors hereby to the extent applicable as of the Effective Date (a) consents to this Amendment and the transactions contemplated hereby, (b) agrees that the Security Agreement and each of the Security Documents is in full force and effect, (c) confirms its guarantee (solely in the case of the Subsidiary Guarantors) and affirms its obligations under the Security Agreement and confirms its grant of a security interest in its assets as Collateral for the Secured Obligations (as defined in the Security Agreement), and (d) acknowledges and affirms that such guarantee and/or grant is in full force and effect in respect of, and to secure, the Secured Obligations (as defined in the Security Agreement).

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

THL CREDIT, INC., as Borrower

By:	/s/ Terrence W. Olson
Name:	Terrence W. Olson
Title:	Chief Financial Officer

[Signature Page to Amendment No. 6 to Term Loan]

THL CREDIT HOLDINGS, INC., as Subsidiary Guarantor

By:	/s/ Terrence W. Olson
Name:	Terrence W. Olson
Title:	Chief Financial Officer

[Signature Page to Amendment No. 6 to Term Loan]

THL CORPORATE FINANCE, INC., as Subsidiary Guarantor

By:	/s/ Terrence W. Olson
Name:	Terrence W. Olson
Title:	Chief Financial Officer

[Signature Page to Amendment No. 6 to Term Loan]

THL CORPORATE FINANCE LLC, as Subsidiary Guarantor

By:	/s/ Terrence W. Olson
Name:	Terrence W. Olson
Title:	Chief Financial Officer

[Signature Page to Amendment No. 6 to Term Loan]

THL CREDIT YP HOLDINGS LLC, as Subsidiary Guarantor

By:	/s/ Terrence W. Olson
Name:	Terrence W. Olson
Title:	Chief Financial Officer

[Signature Page to Amendment No. 6 to Term Loan]

THL CREDIT YP HOLDINGS INC., as Subsidiary Guarantor

By:	/s/ Terrence W. Olson
Name:	Terrence W. Olson
Title:	Chief Financial Officer

[Signature Page to Amendment No. 6 to Term Loan]

THL CREDIT AIM MEDIA HOLDINGS INC., as Subsidiary Guarantor

By:	/s/ Terrence W. Olson
Name:	Terrence W. Olson
Title:	Chief Financial Officer

[Signature Page to Amendment No. 6 to Term Loan]

ING CAPITAL LLC, as Administrative Agent and as Lender

By:	/s/ Patrick Frisch
Name:	Patrick Frisch
Title:	Managing Director

By:	/s/ Kunduck Moon
Name:	Kunduck Moon
Title:	Managing Director

[Signature Page to Amendment No. 6 to Term Loan]

CITY NATIONAL BANK, as a Lender

By:	/s/ Jennifer Velez
Name:	Jennifer Velez
Title:	Vice President

[Signature Page to Amendment No. 6 to Term Loan]

BLUE HILLS BANK, as a Lender

By:	/s/ Kelley Keefe
Name:	Kelley Keefe
Title:	Senior Vice President

[Signature Page to Amendment No. 6 to Term Loan]

CIT FINANCE LLC, as a Lender

By:	/s/ Robert L. Klein
Name:	Robert L. Klein
Title:	Director

[Signature Page to Amendment No. 6 to Term Loan]

STIFEL BANK & TRUST, as a Lender

By:	/s/ Joseph L. Sooter, Jr.
Name:	Joseph L. Sooter, Jr.
Title:	Senior Vice President

[Signature Page to Amendment No. 6 to Term Loan]

EVERBANK COMMERCIAL FINANCE, INC., as a Lender

By:	/s/ John Dale
Name:	John Dale
Title:	Managing Director

[Signature Page to Amendment No. 6 to Term Loan]

STATE STREET BANK AND TRUST COMPANY, as a Lender

By:	/s/ Janet B. Nolin
Name:	Janet B. Nolin
Title:	Vice President

[Signature Page to Amendment No. 6 to Term Loan]